                                                                    EXHIBIT 10.1



                   DIRECTOR, OFFICER AND PRINCIPAL SHAREHOLDER
                                VOTING AGREEMENT


         This Director, Officer and Principal Shareholder Voting Agreement ("VOTING AGREEMENT"), dated as of August 17, 2005, is among Pacific Continental Corporation, an Oregon corporation ("PCBK"), NWB Financial Corporation, a Washington corporation ("NWB"), NWB's subsidiary, Northwest Business Bank, a Washington state-chartered bank (the "BANK"), and the undersigned, each of whom is a director or senior officer ("DIRECTOR/OFFICER") of NWB and/or the Bank or a shareholder beneficially owning five percent (5%) or more of NWB's outstanding common stock ("PRINCIPAL SHAREHOLDER"). This Voting Agreement will be effective upon the signing of the Merger Agreement (defined below) and shall remain in effect until the earlier of the vote upon the Merger Agreement and the Transaction and the termination of the Merger Agreement.

                                     RECITAL

         As an inducement for PCBK to enter into the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof whereby NWB will merge with and into PCBK, and the Bank will merge with and into PCBK's subsidiary, Pacific Continental Bank (the "TRANSACTION"), NWB represents and warrants, and each Director/Officer and Principal Shareholder, for himself, his heirs and legal representatives, agrees as follows:

                                    AGREEMENT

1. PRINCIPAL SHAREHOLDERS. NWB represents and warrants to PCBK that Schedule 1 to this Voting Agreement sets forth each shareholder of NWB who, as of the date hereof, beneficially owns 5% or more of NWB's common stock (including without limitation, shares that could be issued pursuant to the exercise of stock options, warrants, or other such other security that, upon its exercise, could cause the issuance of shares of NWB common stock) and that NWB has made a good faith effort to obtain such shareholder's signature to this Voting Agreement.

2. VOTING AND OTHER MATTERS. Each Director/Officer and Principal Shareholder will vote or cause to be voted all shares of NWB's common stock that he beneficially owns, with power to vote or direct the voting of (the "SHARES"), in favor of approval of the Merger Agreement and the Transaction. In addition, each Director/Officer will (a) actively support the Transaction, including in his or her interactions with NWB's shareholders; (b) recommend to the shareholders of NWB that they approve the Merger Agreement, and (c) refrain from any actions or omissions inconsistent with the foregoing, except as otherwise required by law, including, without limitation, the Directors' fiduciary duties to NWB and its shareholders.

3. NO TRANSFER. Until the earlier of the consummation of the Transaction or the termination of the Merger Agreement, each Director/Officer and Principal Shareholder will not sell, permit a lien or other encumbrance to be created with respect to, or grant any proxy in respect of (except for proxies solicited by the board of directors of NWB in connection with the NWB shareholders' meeting at which the Transaction is presented for shareholder approval) any Shares, unless all other parties to any such sale or other transaction enter into an agreement in form and substance satisfactory to PCBK embodying the benefits and rights contained in this Voting Agreement; provided, that the foregoing restrictions will not apply to those Shares listed on Schedule 2 of this Voting Agreement.

4. INDIVIDUAL OBLIGATIONS. The obligations of each Director/Officer and Principal Shareholder under this Voting Agreement are several and not joint.

5. MISCELLANEOUS.

   a. Severability. If any provision of this Voting Agreement or the application of such provision to any person or circumstances will be held invalid or unenforceable by a court of competent jurisdiction, such provision or application will be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Voting Agreement, will not be affected.

   b. Counterparts. This Voting Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

   c. Governing Law; Venue. This Voting Agreement will be deemed a contract made under, and for all purposes will be construed in accordance with, the laws of the State of Oregon.

   d. Remedies. Any breach of this Voting Agreement entitles PCBK to injunctive relief and/or specific performance, as well as any other legal or equitable remedies PCBK may be entitled to.

SIGNED EFFECTIVE as of August 17, 2005.



PACIFIC CONTINENTAL CORPORATION                              NWB FINANCIAL CORPORATION


By /s/ Hal Brown                                             By /s/ Basant Singh
   ---------------------------------                            -----------------------------------
   Hal Brown                                                    Basant Singh
   President & Chief Executive Officer                          President & Chief Executive Officer

                                                             NORTHWEST BUSINESS BANK




                                                             By /s/ Basant Singh
                                                                -----------------------------------
                                                                Basant Singh
                                                                President & Chief Executive Officer

DIRECTORS:



/s/ Derek Edmonds                                            /s/ James R. Kern
------------------------------------                         -----------------
Derek Edmonds                                                James R. Kern


/s/ Joseph W. Edmonds                                        /s/ Henry G. Liebman
------------------------------------                         --------------------
Joseph W. Edmonds                                            Henry G. Liebman


/s/ Christopher C. Evans                                     /s/ Basant Singh
------------------------------------                         ----------------
Christopher C. Evans                                         Basant Singh


/s/ Michael E. Heijer                                        /s/ Martin D. Waiss
--------------------------------------------                 -------------------
Michael E. Heijer                                            Martin D. Waiss


                       Additional Signatures on Next Page

NON-DIRECTOR EXECUTIVE OFFICERS:


/s/ Gordon Browning                                         /s/ Richard Martinez
------------------------------------                        --------------------
Gordon Browning                                             Richard Martinez


/s/ Michael Gaberman                                        /s/ Donald F. Rapp
------------------------------------                        ------------------
Michael Gaberman                                            Donald F. Rapp


/s/ Fred Holubik                                            /s/ Ken Yokoyama
------------------------------------                        ----------------
Fred Holubik                                                Ken Yokoyama



PRINCIPAL SHAREHOLDER:



/s/ Newton Chan
---------------
Newton S. Chan

                                   SCHEDULE 1
                            (PRINCIPAL SHAREHOLDERS)






NAME & ADDRESS                                       NUMBER OF SHARES OWNED
--------------                                       ----------------------
Newton S. Chan                                                63,500

                                   SCHEDULE 2
                (EXCEPTIONS TO SECTION 2 OF THE VOTING AGREEMENT)

Section 3 of the Voting Agreement prohibits the encumbrance or transfer of NWB shares by each Director/Officer or Principal Shareholder between execution of the Merger Agreement and consummation of the Transaction. This prohibition shall not apply to the Shares identified below for the purposes specified below.

NAME                                NO. OF SHARES             PURPOSE
----                                -------------             -------
Chris Evans                               1,000               Transfer of Shares as executor of estate

Derek Edmonds                            40,000               Pledge of Shares previously committed

Basant Singh                             12,200               Pledge of Shares previously committed